Description of Business	6 Months Ended
Jun. 30, 2017
DESCRIPTION OF BUSINESS [Abstract]
Description of Business
NOTE 1 - DESCRIPTION OF BUSINESS
Navios Maritime Partners L.P. (“Navios Partners” or the “Company”), is an international owner and operator of dry cargo and container vessels, formed on August 7, 2007 under the laws of the Republic of the Marshall Islands. Navios GP L.L.C. (the “General Partner”), a wholly owned subsidiary of Navios Maritime Holdings Inc. (“Navios Holdings”), was also formed on that date to act as the general partner of Navios Partners and received a 2.0% general partner interest in Navios Partners.
Navios Partners is engaged in the seaborne transportation services of a wide range of dry cargo commodities including iron ore, coal, grain, fertilizer and also containers, chartering its vessels under medium to long-term charters. The operations of Navios Partners are managed by Navios ShipManagement Inc., a subsidiary of Navios Holdings (the “Manager”), from its offices in Piraeus, Greece, Singapore and Monaco.
Pursuant to the initial public offering (“IPO”) on November 16, 2007, Navios Partners entered into the following agreements:
(a) a management agreement with the Manager (the “Management Agreement”), pursuant to which the Manager provides Navios Partners commercial and technical management services;
(b) an administrative services agreement with the Manager (the “Administrative Services Agreement”), pursuant to which the Manager provides Navios Partners administrative services; and
(c) an omnibus agreement with Navios Holdings (the “Omnibus Agreement”), governing, among other things, when Navios Partners and Navios Holdings may compete against each other as well as rights of first offer on certain drybulk carriers.
As of June 30, 2017, there were outstanding: 147,436,276 common units and 3,008,908 general partnership units. As of June 30, 2017, Navios Holdings owned a 20.9% interest in Navios Partners, which included a 2.0% general partner interest.
Navios Containers

Navios Maritime Containers Inc. (“Navios Containers”), a consolidated subsidiary of the Company, was established in the Republic of the Marshall Islands on April 28, 2017. The Company is a growth vehicle dedicated to the container sector of the maritime industry.

On June 8, 2017, Navios Containers closed its private placement and issued 10,057,645 shares for total gross proceeds of $50,288 at a subscription price of $5.00 per share. Navios Partners invested $30,000 and received 59.7% of the equity, and Navios Holdings invested $5,000 and received 9.9% of the equity of Navios Containers. Each of Navios Partners and Navios Holdings also received warrants, with a five-year term, for 6.8% and 1.7% of the equity, respectively.

Navios Containers used the proceeds from the private placement to acquire five 4,250 TEU vessels from Navios Partners for a total purchase price of $64,000. These vessels, recently acquired by Navios Partners from Rickmers Maritime Trust Pte. (“Rickmers Trust”), are employed on charters with a net daily charter rate of $26,850. The charters expire in 2018 and early 2019.
In addition, Navios Containers acquired all the rights under the acquisition agreements entered into between Navios Partners and Rickmers Trust to purchase the remaining nine vessels (the “RMT Fleet”) in the original 14-vessel container fleet.

On June 12, 2017, Navios Containers also registered and began trading on the Norwegian Over-The-Counter Market under the ticker NMCI.